SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

          THIS SECOND AMENDMENT, dated as of July 14, 1999 (the "Amendment"), to the separate Note Purchase Agreements, dated as of December 28, 1995, is among Seitel, Inc. (the "Company") and each of the institutions which is a signatory to this Amendment (collectively, the "Noteholders").

                                    RECITALS:

          A. The Company and each of the Noteholders have heretofore entered into separate Note Purchase Agreements dated as of December 28, 1995 (collectively, as amended and in effect immediately prior to the effectiveness of this Amendment, the "Existing Note Purchase Agreement"), pursuant to which the Company issued: (a) $25,000,000 aggregate principal amount of its 7.17% Series A Senior Notes due December 30, 2001 (the "Series A Notes"), (b) $27,500,000 aggregate principal amount of its 7.17% Series B Senior Notes due December 30, 2002 (the "Series B Notes"), and (c) $22,500,000 of its Series C Senior Notes due December 30, 2002 (the "Series C Notes", and together with the Series A Notes and the Series B Notes, the "Notes").

          B. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Note Purchase Agreement unless herein defined or the context shall otherwise require.

          C. The Company and the Noteholders now desire to amend the Existing Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

          D. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a legal, valid and binding instrument according to its terms for the purposes herein expressed have been done or performed.

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

          1.1 Amendment to Section 10.7(a). Section 10.7(a) of the Existing Note Purchase Agreement is hereby amended and restated in its entirety as follows:

         "10.7  Restricted Payments and Restricted Investments.

                            (a) Limitation. The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, declare, make or incur any liability to make any Restricted Payment or make or authorize any Restricted Investment unless immediately after giving effect to such action:

                                     (i) the sum of (x) the aggregate  amount of
                           outstanding Restricted Investments (valued immediately after such action), plus (y) the aggregate amount of Restricted Payments of the Company and the Restricted Subsidiaries declared or made during the period commencing on the Series A and B Closing Date, and ending on the date such
                           Restricted Payment or Restricted Investment is declared or made, inclusive, would not exceed the sum of

                                              (A)     Ten    Million     Dollars
                                    ($10,000,000), plus

                                              (B)   fifty   percent   (50%)   of
                                    Consolidated   Net  Income  for  the  period
                                    commencing  July 1,  1995 and  ending on the
                                    date  such   Restricted   Payment   or  such
                                    Restricted  Investment  is  declared or made
                                    (or minus 100% of Consolidated Net Income for such period if Consolidated Net Income for such period is a loss), plus

                                              (C)   the  aggregate amount of Net
                                    Proceeds of Common Stock of the Company for such period, plus

                                              (D)   the   aggregate   amount  of
                                    Net Proceeds of Qualified Capital for such period; and

                            (ii) the Company  could  incur,  pursuant to Section
                  10.3, at least One Dollar ($1) of additional Debt owing to a Person other than a Restricted Subsidiary; and

                            (iii)   no Default or Event of Default would exist."

          1.2 Amendment to Schedule B. Schedule B to the Existing Note Purchase Agreement is hereby amended to modify in their entirety or add, each in their proper alphabetical order, the following defined terms:

                   "Consolidated Debt -- means, as of any date of determination, the total of all Debt of the Company and the Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP, provided that Consolidated Debt shall not include Qualified Capital Obligations."

                   "Consolidated Net Worth -- means, at any time, the sum, without duplication, of (a) the total stockholders' equity which would be shown in consolidated financial statements of the Company and the Restricted Subsidiaries prepared at such time in accordance with GAAP plus (b) Qualified Capital."

                   "Net Proceeds of Qualified Capital -- means, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses incurred in connection therewith and in connection with the issuance and sale of any related Trust Preferred Securities, including, without limitation, placement, underwriting and brokerage fees and expenses) received by the Company during such period from the sale of all Qualified Junior Subordinated Notes."
                   "Qualified Capital -- means the total amount of capital in respect of Qualified Junior Subordinated Notes and the Trust Preferred Securities related thereto which would, on a consolidated basis, be shown in consolidated financial statements of the Company and the Subsidiaries prepared at such time in accordance with GAAP, provided that in no event shall the aggregate amount of Qualified Capital at any time exceed One Hundred Twenty-Five Million Dollars ($125,000,000)."

                   "Qualified Capital Obligations -- means obligations of the Company in respect of any Qualified Junior Subordinated Notes and Qualified Junior Subordinated Guaranties."

                   "Qualified Junior Subordinated Guaranty -- means, in respect of any issue of Trust Preferred Securities, a Guaranty by the Company to the holders of such Trust Preferred Securities of (a) the payment of all preferred cumulative cash dividends accumulating thereon and (b) the payments due on liquidation or redemption of such Trust Preferred Securities, but only in each case to the extent of funds held by the Special Purpose Trust which shall have issued such Trust Preferred Securities, and the obligations under which Guaranty shall be unsecured and rank subordinate and junior in right of payment to all Senior Debt (including, without limitation, all Debt of the Company under this Agreement, the Other Agreements and the Notes) to the same extent and on the same terms as the Qualified Junior Subordinated Notes issued by the Company to such Special Purpose Trust are subordinated to Senior Debt."

                   "Qualified Junior Subordinated Notes -- means any notes issued by the Company to a Special Purpose Trust in a principal amount equal to the proceeds received by such Special Purpose Trust from the issuance of Trust Preferred Securities and paid by such Special Purpose Trust to the Company in consideration for such notes, which notes shall
         (a) not mature, or otherwise require the payment of any of the principal thereof, prior to June 1, 2029, (b) be subject to the right of the Company to defer the payment of interest thereon at any time or from time to time for a period of at least twenty (20) consecutive quarterly periods, during which deferral period the Company shall not pay any dividends with respect to any of its capital stock or pay any principal, interest or other amounts owing in respect of any Qualified Capital Obligations or other Subordinated Debt, (c) be unsecured, (d) rank subordinate and junior in right of payment to all Senior Debt (including, without limitation, all Debt of the Company under this Agreement, the Other Agreements and the Notes) upon the terms set forth in Exhibit A to the Second Amendment to Note Purchase Agreement, dated as of July 14, 1999, among the Company and certain holders of Notes and
         (e) when aggregated with all other such notes, not exceed One Hundred Twenty-Five Million Dollars ($125,000,000) in aggregate outstanding principal amount."

                   "Special Purpose Trust -- means a statutory business trust created under the laws of the State of Delaware pursuant to the filing of a certificate of trust with the Secretary of State of the State of Delaware, (a) the existence of which shall be for the exclusive purpose of (i) issuing Trust Common Securities to the Company and issuing and selling Trust Preferred Securities to investors, (ii) using the proceeds from such Trust Preferred Securities to acquire Qualified Junior Subordinated Notes and (iii) engaging in only those other activities necessary or incidental to the foregoing, (b) the sole assets of which will be such Qualified Junior Subordinated Notes and the proceeds thereof and (c) the sole source of revenue of which will be payments under such Qualified Junior Subordinated Notes. Notwithstanding anything else herein, any Special Purpose Trust shall be deemed to be an Unrestricted Subsidiary."

                   "Subordinated  Debt -- means any Debt or other obligations of
         the  Company   (including,   without   limitation,   Qualified  Capital
         Obligations) other than Senior Debt."

                   "Trust Common Securities -- means, in respect of a Special Purpose Trust, securities issued by such Special Purpose Trust representing common undivided beneficial interests in the assets of such Special Purpose Trust, one hundred percent (100%) of which securities shall be legally and beneficially owned by the Company."

                   "Trust Preferred Securities -- means, in respect of a Special Purpose Trust, securities issued by such Special Purpose Trust, having a stated par value and liquidation value and entitling the holders thereof to the payment (unless deferred) of preferred cumulative cash distributions at a fixed annual rate, representing preferred undivided beneficial interests in the assets of such Special Purpose Trust, provided that at the time of the initial issuance thereof, the Notes shall receive an investment grade rating from, or an investment grade rating of the Notes shall be confirmed by, a nationally recognized rating agency."

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          To induce the Noteholders to execute and deliver this Amendment (which
representations  shall  survive  such  execution  and  delivery),   the  Company
represents and warrants to the Noteholders that:

                    (a)  the   Company   is  a   corporation   duly   organized,
         validly existing and in good standing under the laws of the state of Delaware;

                   (b) this Amendment has been duly authorized, executed and delivered by the Company and this Amendment constitutes a legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (c) the Existing Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (d) the execution, delivery and performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this paragraph (d); and

                   (e) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3. MISCELLANEOUS.

          3.1 This Amendment shall be construed in connection with and as part of the Existing Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

          3.2 This Amendment constitutes a contract between the Company and the Noteholders for the uses and purposes hereinabove set forth, and may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

          3.3 Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the promises and agreements contained in this Amendment by or on behalf of the Company and the Noteholders shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

          3.4 This Amendment constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

          3.5 This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

          3.6 This Amendment shall become effective at such time as it has been executed by the Company and the Required Holders.

            [The remainder of this page is intentionally left blank.
                         Next page is signature page.]

          IN WITNESS WHEREOF, the parties hereto have caused the execution of this Amendment by duly authorized officers of each as of the date hereof.

                                    SEITEL, INC.



                                    By__________________________________
                                      Debra D. Valice,
                                      Executive Vice President - Finance


Accepted and Agreed to:

[NOTEHOLDER]



By____________________________________
Name:
Title:

                                    EXHIBIT A

                               Subordination Terms

     Note:The term "Securities" refers to the instruments evidencing the debt subordinated by the following provisions; the term "Holder" refers to a holder of Securities.

          SECTION [1.01]. Securities Subordinate to Senior Indebtedness

          The Securities shall be subordinated to Senior Indebtedness as set forth in this Article [One]. The Company covenants and agrees, and each Holder of a Security of any series by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article [One], the indebtedness represented by the Securities of such series and the payment of the principal amount, interest, premium (if any), and such other amounts, if any, payable in respect of each and all of the Securities of such series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness; provided, however, that no provision of this Article [One] shall prevent the occurrence of any default or Event of Default hereunder.

          "Senior Notes" means, collectively, (i) (a) the Company's 7.17% Series A Senior Notes due December 30, 2001 in the original aggregate principal amount of $25,000,000, (b) the Company's 7.17% Series B Senior Notes due December 30, 2002 in the original aggregate principal amount of $27,500,000, and (c) the Company's Series C Senior Notes due December 30, 2002 in the original aggregate principal amount of $22,500,000, in each case, issued pursuant to separate Note Purchase Agreements, dated as of December 28, 1995, as such notes and agreements may be amended from time to time, and (ii) (a) the Company's 7.03% Series D Senior Notes due February 15, 2004 in the original aggregate principal amount of $20,000,000, (b) the Company's 7.28% Series E Senior Notes due February 15, 2009 in the original aggregate principal amount of $75,000,000, and (c) the Company's Series F Senior Notes due February 15, 2009 in the original aggregate principal amount of $43,000,000, in each case, issued pursuant to separate Note Purchase Agreements, dated as of February 12, 1999, as such notes and agreements may be amended from time to time.

          "Senior Indebtedness" means the principal of (and premium or make-whole amount, if any) and interest on (including interest, if any, accruing after the filing of a petition initiating any proceeding pursuant to any Federal bankruptcy law or any other applicable Federal or State law) and other amounts due on or in connection with the Senior Notes and any Indebtedness of the Company incurred, assumed or guaranteed by the Company, whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Indebtedness of the Company; provided, however, that the following will not constitute Senior Indebtedness:

                   (a) any Indebtedness of the Company as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Indebtedness of the Company shall be subordinated to or pari passu with the Securities;

                   (b) Indebtedness of the Company in respect of the Securities;

                   (c) any  Indebtedness  of  the  Company   constituting  trade
         accounts  payable arising in the ordinary course of business;

                   (d) any Indebtedness of the Company initially issued to any other [trust which issues preferred securities or other securities similar to preferred securities]; and

                   (e) any Indebtedness of the Company to any Subsidiary of the Company, other than a trust referred to in the preceding clause (d).

         SECTION [1.02].  Payment Over of Proceeds upon Dissolution, Etc.

         Upon any distribution of assets of the Company in the event of

                   (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or

                   (b)   any   liquidation,  dissolution  or  other  winding  up
         of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

                   (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company,

then and in such event:

                   (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities of any series are entitled to receive any payment on account of the principal amount, interest, premium (if any), or such other amounts, if any, as may be provided for in respect of the Securities of such series; and

                   (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article [One], including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium or make-whole amount, if any, and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving affect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          In the event that, notwithstanding the foregoing provisions of this Section [1.02], the Trustee or the Holder of any Security of any series shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee as provided in Section [1.11], or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article [One] only, the words "cash, property or securities," or any combination thereof, shall be deemed not to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article [One] with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding and to any securities issued to the holders of Senior Indebtedness in respect of the Senior Indebtedness under any such plan of reorganization or readjustment.

         SECTION [1.03]. Prior Payment to Senior Indebtedness upon Acceleration of Securities.

          In the event that any Securities of any series are declared due and payable before their [Stated Maturity], then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Securities of such series are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities of such series) by the Company on account of the principal of (or premium or make-whole amount, if any) or interest or other amounts on Securities of such series or on account of the purchase or other acquisition of Securities of such series.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities of any series prohibited by the foregoing provisions of this Section [1.03], and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in Section [1.11]) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of Senior Indebtedness.

          The provisions of this Section [1.03] shall not apply to any payment with respect to which Section [1.02] would be applicable.

          SECTION [1.04].  Default in Senior Indebtedness.

          In the event and during the continuation of any default by the Company in the payment of principal, premium, if any, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of any default, then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption payments, if any) of, premium or make-whole amount, if any, or interest or other amounts on the Securities until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities of any series prohibited by the foregoing provisions of this Section [1.04], and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in Section [1.11]) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of Senior Indebtedness.

          The provisions of this Section [1.04] shall not apply to any payment with respect to which Section [1.02] would be applicable.

          SECTION [1.05].  Limitations on Acceleration and Enforcement.

          At any time when the Company may not make payments in respect of the Securities as a result of the application of Section [1.04], no Holder of Securities will:

                   (a) accelerate or cause or permit the acceleration of the maturity of any of the Securities; or

                   (b) commence, cause the commencement of, participate in or support any action or proceeding (whether at law or in equity) against the Company to recover all or any part of the indebtedness represented by the Securities or any action to commence or prosecute any bankruptcy or similar proceeding in respect of the Company unless the holders of at least a majority in principal amount of the Senior Notes at the time outstanding (exclusive of Senior Notes then owned by the Company or any of its subsidiaries or affiliates) shall have agreed in writing in advance to, and shall have joined in, such proceedings.

         SECTION [1.06].  Payment Permitted if No Default.

          Nothing contained in this Article [One] or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section [1.02] or under the conditions described in Sections [1.03] or [1.04], from making payments at any time of the principal amount, interest or such other amounts, if any, as may be provided for in this Indenture, as the case may be, in respect of the Securities, or (b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the principal amount, interest or such other amounts, if any, as may be provided for in this Indenture, as the case may be, in respect of the Securities if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section [1.11], notice that such payment would have been prohibited by the provisions of this Article [One].

         SECTION [1.07].  Subrogation Rights of Holders of Senior Indebtedness.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities of any series shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article [One] to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal amount, interest or such other amounts, if any, as provided for in this Indenture, as the case may be, in respect of the Securities of such series shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities of such series or the Trustee would be entitled except for the provisions of this Article [One], and no payments pursuant to the provisions of this Article [One] to the Company or to the holders of Senior Indebtedness by Holders of the Securities of such series or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities of such series, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION [1.08].  Provision Solely to Define Relative Rights.

          The provisions of this Article [One] are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of any series, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article [One] or elsewhere in this Indenture or in the Securities of any series is intended to or shall:

                   (a) impair, as between the Company and the Holders of the Securities of such series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of such series the principal amount, interest or such other amounts, if any, as may be provided for in this Indenture, as the case may be, in respect of the Securities of such series as and when the same shall become due and payable in accordance with the terms of the Securities of such series and this Indenture and which, subject to the rights under this Article [One] of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company; or

                   (b) affect the relative rights against the Company of the Holders of the Securities of such series and creditors of the Company other than holders of Senior Indebtedness; or

                   (c) prevent the Trustee or the Holder of any Security of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article [One] of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION [1.09].  Trustee to Effectuate Subordination.

          Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article [One] and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         SECTION [1.10].  No Waiver of Subordination Provision.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of such series and without impairing or releasing the subordination provided in this Article [One] or the obligations hereunder of the Holders of the Securities of such series to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, or increase the amount of, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of or deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the payment or collection of Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Company or any other person; and (v) apply any sums paid in respect of Senior Indebtedness to Senior Indebtedness, regardless of who made such payment or how such payment was realized.

         SECTION [1.11].  Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of any series. Failure to give such notice shall not affect the subordination of the Securities of such series to Senior Indebtedness. Notwithstanding the provisions of this Article [One] or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities of such series, unless and until the Trustee shall have received written notice thereof in the manner prescribed by this Indenture from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section [regarding the duties and responsibilities of the Trustee], shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal amount, interest, or such other amounts as may be provided for in this Indenture in respect of any Security), the notice with respect to such money provided for in this Section [1.11], then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          Subject to the provisions of Section [regarding the duties and responsibilities of the Trustee], the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article [One], the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article [One], and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the right of such person to receive such payment.

         SECTION [1.12].Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article [One], the Trustee, subject to the provisions of Section [regarding the duties and responsibilities of the Trustee], and the Holders of the Securities of any series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article [One].

         SECTION [1.13].   Trustee    Not   Fiduciary   for  Holders  of  Senior
Indebtedness.

          The Trustee shall be deemed not to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness (other than the Senior Notes) or of any facts that would prohibit any payment hereunder unless the Trustee shall have received notice thereof in the manner prescribed by this Indenture. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligation as are specifically set forth in this Article [One] and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         SECTION [1.14]. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article [One] with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article [One] shall apply to claims of, or payments to, the Trustee under or pursuant to Section [concerning fees and expenses of the Trustee].

         SECTION [1.15].  Article [One] Applicable to Paying Agents.

          The term "Trustee" as used in this Article [One] shall (unless the context otherwise requires) be construed as extending to and including the Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article [One] in addition to or in place of the Trustee; provided, however, that Sections [1.11] and [1.13] shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.